EXHIBIT 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

dated as of

January 17, 2020,

among

VICTORY CAPITAL HOLDINGS, INC.,
as the Borrower,

the other Loan Parties party hereto,

the Participating Lenders and Fronting Bank party hereto,

and

BARCLAYS BANK PLC,
as Administrative Agent

___________________________

RBC CAPITAL MARKETS1, BARCLAYS BANK PLC and BMO CAPITAL MARKETS CORP.,

as Lead Arrangers and Bookrunners

1 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of January 17, 2020 (this “Amendment”), among VICTORY CAPITAL HOLDINGS, INC., a Delaware corporation (the “Borrower”), the other Loan Parties (as defined in the Credit Agreement referred to below) party hereto, BARCLAYS BANK PLC (“Barclays”), as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement referred to below, Royal Bank of Canada (“RBC”) as Fronting Bank (as defined below) and each Participating Lender (as defined below) party hereto.

RECITALS:

WHEREAS, reference is made to the Credit Agreement, dated as of July 1, 2019 (the “Existing Credit Agreement” and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), among the Borrower, the lenders or other financial institutions or entities from time to time party thereto and the Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement), pursuant to which the Lenders provided the Borrower with Initial Term Loans in an aggregate initial principal amount of $1,100,000,000 (the “Initial Term Loans”);

WHEREAS, this Amendment constitutes a Refinancing Amendment, and the Borrower is hereby notifying the Administrative Agent that it is requesting the establishment of Replacement Term Loans pursuant to Section 9.02(c) of the Existing Credit Agreement;

WHEREAS, the Borrower requests Replacement Term Loans in an aggregate principal amount of $951,999,999.50 (the “Tranche B-1 Term Loans”; the commitments in respect of such Tranche B-1 Term Loans, the “Tranche B-1 Term Commitments”; and the Participating Lenders with Tranche B-1 Term Commitments and any permitted assignees thereof, the “Tranche B-1 Term Loan Lenders”), which will be available on the First Amendment Effective Date (as defined below) to refinance all Initial Term Loans outstanding under the Existing Credit Agreement immediately prior to effectiveness of this Amendment (the “Existing Term Loans”) and which Tranche B-1 Term Loans shall constitute Replacement Term Loans and Term Loans (as applicable) for all purposes of the Credit Agreement and the other Loan Documents;

WHEREAS, each Lender holding Existing Term Loans under the Existing Credit Agreement immediately prior to effectiveness of this Amendment (each, an “Existing Term Lender”) executing and delivering a notice of participation in the Tranche B-1 Term Loans in the form attached as Exhibit A hereto (a “Tranche B-1 Participation Notice”) and electing the cashless settlement option therein (each such Lender in such capacity and with respect to the Existing Term Loans so elected, a “Converting Lender” and, together with each other Person executing and delivering a Tranche B-1 Participation Notice or otherwise providing a Tranche B-1 Term Commitment, the “Participating Lenders”) shall be deemed to have exchanged on the First Amendment Effective Date the aggregate outstanding principal amount of its Initial Term Loans under the Existing Credit Agreement exchanged pursuant to this Amendment for an equal aggregate principal amount of Tranche B-1 Term Loans under the Credit Agreement;

WHEREAS, RBC agrees to act as fronting bank for the syndication of the Tranche B-1 Term Loans (in such capacity, the “Fronting Bank”), and the Fronting Bank will purchase, and the Existing Term Lenders that execute and deliver a Tranche B-1 Participation Notice and elect the cash settlement option therein (the “Non-Converting Lenders”) will sell to the Fronting Bank, immediately prior to effectiveness of this Amendment, the Initial Term Loans of the Non-Converting Lenders (the Term Loans described in this recital, the “Participating Cash Settlement Term Loans”);

WHEREAS, the Fronting Bank will fund, on the First Amendment Effective Date, an aggregate principal amount of Tranche B-1 Term Loans equal to the aggregate outstanding principal amount of the Initial Term Loans of Existing Term Lenders that do not execute and deliver a Tranche B-1 Participation Notice (the “Non-Participating Lenders”), the proceeds of which shall be used on the First Amendment Effective Date to refinance such outstanding Initial Term Loans of the Non-Participating Lenders (the Term Loans described in this recital, the “Non-Participating Cash Settlement Term Loans” and, together with the Participating Cash Settlement Term Loans, the “Reallocated Term Loans”);

WHEREAS, (a) to the extent there exist (1) any Participating Cash Settlement Term Loans, the Fronting Bank shall be deemed to exchange on the First Amendment Effective Date such Reallocated Term Loans on a cashless settlement basis for an equal aggregate principal amount of Tranche B-1 Term Loans under the Credit Agreement and (2) any Non-Participating Cash Settlement Term Loans, the Fronting Bank shall apply on the First Amendment Effective Date proceeds of Tranche B-1 Term Loans in an aggregate amount equal to the aggregate amount of such Non-Participating Cash Settlement Term Loans to the repayment of such Non-Participating Cash Settlement Term Loans and (b) the Tranche B-1 Term Loans exchanged for or applied to the repayment of such Reallocated Term Loans shall promptly (but not later than 30 days following the First Amendment Effective Date (or such later date as may be agreed to by the Fronting Bank in its sole discretion)) thereafter be purchased by Participating Lenders (other than Existing Term Lenders) (the “New Lenders”), Non-Converting Lenders, and Existing Term Lenders that have elected to purchase additional Tranche B-1 Term Loans, each in accordance with such Participating Lenders’ respective Tranche B-1 Participation Notice and as allocated by RBC Capital Markets and Barclays Bank PLC in their capacities as lead arrangers hereunder (in such capacity, the “Lead Arrangers”) (in each case, subject to the prior written consent of the Borrower); and

WHEREAS, contemporaneously with the effectiveness of the Tranche B-1 Term Commitments the Borrower wishes to (a) make certain amendments to the Existing Credit Agreement to provide for the incurrence of the Tranche B-1 Term Loans and (b) make certain other modifications to the Existing Credit Agreement set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Existing Credit Agreement Amendments. Effective as of the First Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)
Global Amendments to Certain Definitions.  Each reference to “Initial Term Loan” and “Initial Term Loans”, as applicable, contained in the definition of “Incremental Equivalent Debt” set forth in Section 1.01 of the Credit Agreement, the definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement, the definition of “Repricing Transaction” set forth in Section 1.01 of the Credit Agreement, Section 2.10, Section 2.11(a)(i), Section 2.11(b)(ix), Section 2.12(e), Section 2.22(a), Section 6.01(p)(vi), Section 6.01(q), Section 6.01(w) and Section 9.02(c) is replaced with a reference to “Tranche B-1 Term Loan” or “Tranche B-1 Term Loans”, as appropriate.

(b)	Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following new definitions in their correct alphabetical order:

“First Amendment” means that certain First Amendment to this Amendment, dated as of January 17, 2020, among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent.

“First Amendment Effective Date” means the “First Amendment Effective Date” under and as defined in the First Amendment.

 “Tranche B-1 Term Commitments” means the “Tranche B-1 Term Commitments” as defined in the First Amendment.

“Tranche B-1 Term Loans” means the “Tranche B-1 Term Loans” as defined in the First Amendment.

“Tranche B-1 Term Loan Lender” means any Lender with a Tranche B-1 Term Loan Commitment or an outstanding Tranche B-1 Term Loan.

(c)	Clause (a) of the definition of “Applicable Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) (i) with respect to any Initial Term Loan prior to the First Amendment Effective Date, (A) that is an ABR Loan, 2.25% per annum or (B) that is a LIBO Rate Loan, 3.25% per annum, and (ii) with respect to any Tranche B-1 Term Loan on and after the First Amendment Effective Date, (A) that is an ABR Loan, 1.50% per annum or (B) that is a LIBO Rate Loan, 2.50% per annum”.

(d)	Section 2.01 of the Existing Credit Agreement is hereby amended by adding a new clause (c) at the end thereof:

“(c) Subject to the terms and conditions hereof and of the First Amendment, each Tranche B-1 Term Loan Lender with a Tranche B-1 Term Commitment severally made or exchanged, as applicable, on the First Amendment Effective Date, a Tranche B-1 Term Loan to the Borrower in Dollars in an amount equal to such Tranche B-1 Term Loan Lender’s Tranche B-1 Term Commitment.  The Borrower may make only one borrowing under the Tranche B-1 Term Commitments, which shall be on the First Amendment Effective Date.  Each Lender’s Tranche B-1 Term Commitment shall terminate immediately and without further action on the First Amendment Effective Date after giving effect to the funding of such Lender’s Tranche B-1 Term Commitment on such date.  Amounts paid or prepaid in respect of the Tranche B-1 Term Loans may not be reborrowed.”

(e)
Section 2.12(e) of the Existing Credit Agreement is hereby amended by replacing references to “six months following the Closing Date” therein with the text “six months following the First Amendment Effective Date”.

3.
Tranche B-1 Term Loans.  Subject to the terms and conditions set forth herein, each Tranche B-1 Term Loan Lender severally agrees to exchange Existing Term Loans for Tranche B-1 Term Loans and/or make Tranche B-1 Term Loans to the Borrower in a single borrowing in Dollars on the First Amendment Effective Date.  The Tranche B-1 Term Loans shall be subject to the following terms and conditions:

(a)
Terms Generally.  Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, the Tranche B-1 Term Loans shall have the same terms as the Initial Term Loans under the Existing Credit Agreement and shall be treated for purposes of voluntary and mandatory prepayments (including for scheduled principal payments) and all other terms as Initial Term Loans under the Existing Credit Agreement.

(b)
Proposed Borrowing.  Notwithstanding any other provisions of the Credit Agreement or any other Loan Document to the contrary, solely for purposes of the Tranche B-1 Loans to be borrowed by the Borrower on the First Amendment Effective Date, this Amendment shall constitute a Borrowing Request by the Borrower to borrow the Tranche B-1 Term Loans from the Tranche B-1 Term Loan Lenders with an initial Interest Period ending on February 3, 2020 under the Credit Agreement.

(c)
New Lenders.  Each New Lender (i) confirms that it has received a copy of the Existing Credit Agreement and the other Loan Documents and the exhibits and schedules thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Lead Arrangers or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, as the case may be.  Each New Lender acknowledges and agrees that it shall become a “Tranche B-1 Term Loan Lender” and a “Term Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall have all rights of a “Tranche B-1 Term Loan Lender” and a “Term Lender” thereunder.

(d)	Credit Agreement Governs. Except as set forth in this Amendment, the Tranche B-1 Term Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.
(e)	Exchange Mechanics.
(i)
On the First Amendment Effective Date, upon the satisfaction or waiver (by the Lead Arrangers) of the conditions set forth in Section 4 hereof, the outstanding amount of Existing Term Loans of each Converting Lender exchanged pursuant to this Amendment shall be deemed to be exchanged for an equal outstanding amount of Tranche B-1 Term Loans under the Credit Agreement.  Such exchange shall be effected by book entry in such manner, and with such supporting documentation, as may be reasonably determined by the Lead Arrangers in their sole discretion in consultation with the Borrower.  It is acknowledged and agreed that each Converting Lender has agreed to accept as satisfaction in full of its right to receive payment on the outstanding amount of Existing Term Loans of such Converting Lender the conversion of its Existing Term Loans into Tranche B-1 Term Loans in accordance herewith, in lieu of the prepayment amount that would otherwise be payable by the Borrower pursuant to the Credit Agreement in respect of the outstanding amount of Existing Term Loans of such Converting Lender.

(ii)
(A) To the extent there exist (1) any Participating Cash Settlement Term Loans, the Fronting Bank shall be deemed to exchange on the First Amendment Effective Date such Reallocated Term Loans on a cashless settlement basis for an equal aggregate principal amount of Tranche B-1 Term Loans under the Credit Agreement and (2) any Non-Participating Cash Settlement Term Loans, the Fronting Bank shall apply on the First Amendment Effective Date proceeds of Tranche B-1 Term Loans in an aggregate amount equal to the aggregate amount of such Non-Participating Cash Settlement Term Loans to the repayment of such Non-Participating Cash Settlement Term Loans and (B) promptly following the First Amendment Effective Date (but not later than 30 days following the First Amendment Effective Date (or such later date as may be agreed to by the Fronting Bank in its sole discretion)), each New Lender, each Non-Converting Lender and each Existing Term Lender purchasing additional Tranche B-1 Term Loans shall purchase from the Fronting Bank the Tranche B-1 Term Loans exchanged for or applied to the repayment of such Reallocated Term Loans as directed by the Lead Arrangers in accordance with such Participating Lender’s Tranche B-1 Participation Notice and as allocated by the Lead Arrangers.  Purchases and sales of Reallocated Term Loans and Tranche B-1 Term Loans shall be without representations from the Fronting Bank other than as provided for in the relevant Assignment and Assumption.

4.
Effective Date Conditions.  This Amendment will become effective on the date (the “First Amendment Effective Date”), on which each of the following conditions have been satisfied (or waived by the Lead Arrangers) in accordance with the terms therein:

(a)
the Administrative Agent (or its counsel) shall have received from each of the Borrower, the other Loan Parties party hereto and the Participating Lenders, either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has signed a counterpart to this Amendment (which, in the case of the Participating Lenders, may be in the form of a Tranche B-1 Participation Notice);

(b)
the Administrative Agent shall have received fully executed and delivered Tranche B-1 Participation Notices from Participating Lenders and the Fronting Bank representing  100% of (x) the aggregate principal amount of the Existing Term Loans less (y) the aggregate amount of any Non-Participating Cash Settlement Term Loans;

(c)
the Administrative Agent shall have received a certificate of the Borrower dated as of the First Amendment Effective Date signed by a Responsible Officer of the Borrower (i) (A) certifying and attaching the resolutions or similar consents adopted by the Borrower approving or consenting to this Amendment and the Tranche B-1 Term Loans, (B) certifying that the certificate or articles of organization or formation and by-laws or operating (or limited liability company) agreement of the Borrower either (x) have not been amended since the Closing Date or (y) are attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Amendment and any related documents on behalf of the Borrower and (ii) certifying as to the matters set forth in clauses (e) and (f) below;

(d)
(i) the Administrative Agent shall have received all fees and other amounts previously agreed to in writing by the Lead Arrangers and the Borrower to be due on or prior to the First Amendment Effective Date, including, to the extent invoiced at least three Business Days prior to the First Amendment Effective Date (or such later date as is reasonably agreed by the Borrower), including legal fees and expenses and the fees and expenses of any other advisors in accordance with the terms of the Credit Agreement and (ii) all accrued interest and fees in respect of the Existing Term Loans outstanding immediately prior to effectiveness of this Amendment shall have been paid;

(e)
the representations and warranties in Section 5 of this Amendment shall be true and correct in all material respects as of the First Amendment Effective Date; provided that, to the extent such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any such representations or warranties that are qualified by materiality, Material Adverse Effect, or similar construct, shall be true and correct in all respects;

(f)	no Default or Event of Default shall exist on the First Amendment Effective Date before or after giving effect to the effectiveness of this Amendment and the incurrence of the Tranche B-1 Term Loans;
(g)
the Administrative Agent shall have shall have received a solvency certificate executed by the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Borrower; and

(h)
the Administrative Agent shall have received (on behalf of the New Lenders) all documentation at least three Business Days prior to the First Amendment Effective Date and other information about the Loan Parties that shall have been reasonably requested in writing at least ten Business Days prior to the First Amendment Effective Date and the Administrative Agent has reasonably determined is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation Title III of the USA Patriot Act.

5.	Representations and Warranties. By its execution of this Amendment, each Loan Party hereby represents and warrants that:
(a)
such Loan Party has all requisite organizational power and authority to make, deliver and perform its obligations under this Amendment and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment;

(b)
such Loan Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, subject to the Legal Reservations;

(c)
no consent or approval of, registration or filing with, or any other action by, any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, except consents, authorizations, filings and notices the failure to obtain which would not reasonably be expected to have a Material Adverse Effect;

(d)
the execution, delivery and performance of this Amendment by the Loan Parties hereto will not (a) violate the Organizational Documents of the Loan Parties, (b) except as would not reasonably be expected to have a Material Adverse Effect, violate any Requirement of Law applicable to such Loan Party, and (c) violate or result in a default under any material Contractual Obligation to which such Loan Party is a party or is otherwise bound which violation, in the case of this clause (c), would reasonably be expected to result in a Material Adverse Effect;

(e)
both immediately before and after giving effect to the First Amendment Effective Date and the incurrence and/or exchange of the Tranche B-1 Term Loans, (i) the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (or, in the case of any such representation and warranty that is qualified by “material”, “material adverse effect” or a similar term, in all respects), in each case, on and as of the First Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any such representation and warranty that is qualified by “material”, “material adverse effect” or a similar term, in all respects) as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or would result from the consummation of this Amendment and the transactions contemplated hereby.

6.
Use of Proceeds.  The proceeds of the Tranche B-1 Term Loans shall be applied in exchange for or to prepay in full the aggregate principal amount of the Existing Term Loans outstanding on the First Amendment Effective Date in accordance with the terms hereof.

7.	Reaffirmation of the Loan Parties; Reference to and Effect on the Credit Agreement and the other Loan Documents.
(a)
Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment.  For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests and/or guarantees granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.  Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force.

(b)
Except to the extent expressly set forth in this Amendment, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(c)
On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

8.
Prepayment Notice. The Participating Lenders and the Fronting Bank party hereto, which constitute the Required Lenders, and the Administrative Agent hereby waive the requirement under Section 2.11(a) of the Credit Agreement to provide notice to the Administrative Agent not less than three Business Days prior to the prepayment of the Existing Term Loans to be made hereunder.  It is understood and agreed that notwithstanding any provisions of the Credit Agreement or any other Loan Document to the contrary this Amendment shall serve as the notice referred to in Section 2.11(a) of the Credit Agreement.

9.
Notice of Refinancing.  Pursuant to this Amendment, the Borrower hereby requests a Borrowing of Tranche B-1 Term Loans in an aggregate principal amount of $951,999,999.50, with such Borrowing to be made on the First Amendment Effective Date and to have an Interest Period ending on February 3, 2020.

10.	Notice. For purposes of the Credit Agreement, the initial notice address of each New Lender shall be as separately identified to the Administrative Agent.
11.
Tax Forms.  For each New Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Lender may be required to deliver to the Administrative Agent pursuant to Section 2.17(f) of the Credit Agreement.

12.	Recordation of the New Loans. Upon execution and delivery hereof, the Administrative Agent will record the Tranche B-1 Term Loans made by each Participating Lender in the Register.
13.	Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 9.02 of the Credit Agreement.
14.
Integration.  This Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Lead Arrangers and/or the Administrative Agent or the syndication of the Tranche B-1 Term Loans and commitments related thereto constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Amendment shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the First Amendment Effective Date, continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

15.
GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.  SECTIONS 9.10(b) THROUGH (d) OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AS IF SUCH PROVISION WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS AND SHALL APPLY HERETO.

16.
Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

17.
Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment.

18.
WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

19.	Loan Document. On and after the First Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

BORROWER:

VICTORY CAPITAL HOLDINGS, INC.
a Delaware corporation

By: /s/ Michael D. Policarpo_________________
Name: Michael D. Policarpo
Title: President, Chief Financial Officer and Chief
Administrative Officer

LOAN GUARANTORS:

VICTORY CAPITAL OPERATING, LLC,
a Delaware limited liability company

By: /s/ Michael D. Policarpo_________________
Name: Michael D. Policarpo
Title: President, Chief Financial Officer and Chief
Administrative Officer

VCH HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ Michael D. Policarpo_________________
Name: Michael D. Policarpo
Title: President, Chief Financial Officer and Chief
Administrative Officer

VICTORY CAPITAL MANAGEMENT INC.,
a New York corporation

By: /s/ Michael D. Policarpo_________________
Name: Michael D. Policarpo
Title: President, Chief Financial Officer and Chief
Administrative Officer

VICTORY CAPITAL TRANSFER AGENCY, INC.,
a Delaware corporation

By: /s/ Michael D. Policarpo_________________
Name: Michael D. Policarpo
Title: President, Chief Financial Officer and Chief
Administrative Officer

[Signature Page to First Amendment to Credit Agreement]

BARCLAYS BANK PLC, as Administrative Agent

By: /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Director

[Signature Page to First Amendment to Credit Agreement]

ROYAL BANK OF CANADA, as Fronting Bank

By: /s/ Charles D. Smith
Name: Charles D. Smith
Title: Managing Director - Head of Leveraged Finance

[Signature Page to First Amendment to Credit Agreement]

EXHIBIT A
Form of Tranche B-1 Participation Notice

VICTORY CAPITAL HOLDINGS, INC.
Tranche B-1 Participation Notice

Ladies and Gentlemen:

Reference is made to the First Amendment (the “Amendment”) to that certain Credit Agreement, a draft of which was posted to Lenders on January 7, 2020 and is expected to be dated on or around January 15, 2020 (as amended by the Amendment and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among, VICTORY CAPITAL HOLDINGS, INC. (the “Borrower”), the other Loan Parties party thereto, the Lenders party thereto, and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”).  Unless otherwise specified herein, capitalized terms used but not defined herein are used as defined in the Amendment.

By delivery of this letter agreement (this “Tranche B-1 Participation Notice”), each of the undersigned (each a “Participating Lender”), hereby irrevocably consents to the Amendment and the amendment of the Credit Agreement contemplated thereby and (check as applicable):

Name of Participating Lender:  _____________________________________________

Amount of Existing Term Loans of such Participating Lender: $____________________

☐
Cashless Settlement Option.  Hereby (i) elects, upon the First Amendment Effective Date, to exchange the full amount (no partial amounts will be rolled) of the outstanding Existing Term Loans of such Participating Lender for an equal outstanding amount of Tranche B-1 Term Loans under the Credit Agreement and (ii) represents and warrants to the Administrative Agent that it has the organizational power and authority to execute, deliver and perform its obligations under this Tranche B-1 Participation Notice and the Amendment (including, without limitation, with respect to any exchange contemplated hereby) and has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Tranche B-1 Participation Notice and the Amendment.

☐
Cash Settlement Option.  Hereby (i) elects to have the full amount of the outstanding Existing Term Loans of such Participating Lender repaid or purchased and agrees to promptly (but in any event, on or prior to the date that is 30 days following the First Amendment Effective Date) purchase (via assignment and assumption) an equal amount of Tranche B-1 Term Loans and (ii) represents and warrants to the Administrative Agent that it has the organizational power and authority to execute, deliver and perform its obligations under this Tranche B-1 Participation Notice and the Amendment (including, without limitation, with respect to any exchange contemplated hereby) and has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Tranche B-1 Participation Notice and the Amendment.

[Signature Page Follows]

Very truly yours,

____________________________,
By:
Name:
Title:

By:
Name:
Title:

 [Signature Page to Tranche B-1 Participation Notice]